SUPPLEMENT

DATED JULY 13, 2012 TO

HARTFORD MONEY MARKET HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MAY 1, 2012

Effective July 16, 2012, the above referenced Prospectus and Summary Prospectus are revised as follows:

1.                                       Under the heading “MANAGEMENT” in the Summary Prospectus and the heading “SUMMARY SECTION — MANAGEMENT” in the Prospectus, the references to Jan Grindrod are deleted in their entirety and replaced with the following:

Portfolio Manager	Title	Involved with Fund Since
Shannon Carbray, CFA	Assistant Vice President and Assistant Portfolio Manager	2012

3.                                       Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — Portfolio Managers” in the Prospectus, the reference to Mr. Grindrod is deleted in its entirety and replaced with the following:

Shannon Carbray, CFA, Assistant Vice President and Assistant Portfolio Manager in the Third Party Portfolio Management Group, has served as portfolio manager of the Fund since July 2012.  Ms. Carbray is responsible for providing support to the Third Party clients’ portfolio managers and the Investment Grade Credit sector.  Prior to joining the group, Ms. Carbray held an analyst role in the Capital Markets group where she was responsible for providing support for Hartford Investment Management issued Collateralized Debt Obligations and surveillance of The Hartford’s CDO investments.  Ms. Carbray joined Hartford Investment Management in 2006 and has a BS in Accounting from Bryant University.

This Supplement should be retained with your Prospectus for future reference.